UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 16, 2021

FS DEVELOPMENT CORP. II

(Exact name of registrant as specified in its charter)

Delaware	001-40067	85-2696306
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

600 Montgomery Street, Suite 4500
San Francisco, California	94111
(Address of principal executive offices)	(Zip Code)

(415) 877-4887

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	FSII	The Nasdaq Capital Market

☒	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into Material Definitive Agreement.

On February 16, 2021, the Registration Statement on Form S-1 (File No. 333-252435) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of FS Development Corp. II (the “Company”) was declared effective by the U.S. Securities and Exchange Commission, and the Company subsequently filed, on February 16, 2021, a registration statement on Form S-1 (File No. 333-253182) pursuant to Rule 462(b) under the Securities Act of 1933, as amended, which was effective immediately upon filing in order to increase the size of the IPO.

On February 19, 2021, the Company consummated the IPO of 20,125,000 shares of its Class A common stock, par value $0.0001 per share (“Class A Common Stock”), including the issuance of 2,625,000 shares of Class A Common Stock as a result of the underwriter’s exercise in full of its over-allotment option. The Class A Common Stock was sold at a price of $10.00 per share, generating gross proceeds to the Company of $201,250,000.

In connection with the IPO, the Company entered into the following agreements previously filed as exhibits to the Company’s Registration Statement:

●	An Underwriting Agreement, dated February 16, 2021, between the Company and Jefferies LLC, as representative of the several underwriters named therein, which contains customary representations and warranties and indemnification of the underwriter by the Company and is attached as Exhibit 1.1 hereto.

●	An Investment Management Trust Agreement, dated February 16, 2021, between the Company and Continental Stock Transfer & Trust Company, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated February 16, 2021, among the Company, FS Development Holdings II, LLC (the “Sponsor”) and certain other security holders named therein, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Private Placement Class A Common Stock Purchase Agreement, dated February 16, 2021, between the Company and the Sponsor, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Letter Agreement, dated February 16, 2021, among the Company, each of its officers and directors and the Sponsor (the “Letter Agreement”), a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	An Administrative Services Agreement, dated February 16, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

Substantially concurrently with the closing of the IPO, the Company completed the private sale of 602,500 shares of Class A Common Stock (the “Private Placement Shares”) at a purchase price of $10.00 per Private Placement Share, to the Sponsor, generating gross proceeds to the Company of $6,025,000. The Private Placement Shares are identical to the shares of Class A Common Stock sold in the IPO, except that, so long as they are held by the Sponsor and its permitted transferees: (i) they may not, subject to certain limited exceptions, be transferred, assigned or sold until 30 days after the completion of a business combination and (ii) they are entitled to registration rights.

In addition, the Sponsor has agreed to waive its redemption rights with respect to the Private Placement Shares in connection with (i) the consummation of the Company’s initial business combination, or (ii) a stockholder vote to approve an amendment to the Company’s amended and restated certificate of incorporation to modify the substance or timing of the Company’s obligation to redeem 100% of the shares of Class A Common Stock sold in the IPO if the Company has not consummated a business combination within 24 months of the closing of the IPO or with respect to any other material provisions relating to stockholders’ rights or pre-initial business combination activity.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 17, 2021, in connection with the IPO, Dr. Dan Dubin, Mr. Owen Hughes, Ms. Alisa Mall and Dr. Deepa Pakianathan (collectively, the “Directors”) were appointed to the board of directors of the Company (the “Board”). The Directors are independent directors. Effective February 17, 2021, Dr. Dubin, Mr. Hughes and Dr. Pakianathan were also appointed to the Board’s (i) Audit Committee, with Mr. Hughes serving as chair of the Audit Committee, (ii) Compensation Committee, with Dr. Dubin serving as chair of the Compensation Committee, and (iii) Nominating and Corporate Governance Committee, with Dr. Pakianathan serving as chair of the Nominating and Corporate Governance Committee.

Following the appointment of the Directors, the Board is comprised of the following three classes: the term of office of the first class of directors, Class I, consists of Dr. Dubin and Ms. Mall and will expire at the Company’s first annual meeting of stockholders; the term of office of the second class of directors, Class II, consists of Mr. Hughes and Dr. Rome and will expire at the Company’s second annual meeting of stockholders; and the term of office of the third class of directors, Class III, consists of Dr. Pakianathan and Dr. Tananbaum and will expire at the Company’s third annual meeting of stockholders.

In connection with their appointments to the Board, each Director entered into the Letter Agreement as well as an indemnity agreement with the Company in the form previously filed as Exhibit 10.5 to the Registration Statement. In addition, in January 2021, the Sponsor transferred 30,000 shares of Class B common stock, par value $0.0001 per share, of the Company to each of Dr. Dubin, Mr. Hughes and Dr. Pakianathan for the same per-share price initially paid by the Sponsor.

Other than the foregoing, none of the Directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Letter Agreement and the form of indemnity agreement do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and form of indemnity agreement, copies of which are attached as Exhibit 10.1 hereto and Exhibit 10.5 to the Registration Statement, respectively, and are incorporated herein by reference.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws.

On February 16, 2021, in connection with the IPO, the Company adopted its Amended and Restated Certificate of Incorporation (the “Amended Charter”), effective the same day. The terms of the Amended Charter are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended Charter is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01.	Other Events.

A total of $201,250,000 comprised of the net proceeds from the IPO and the sale of the Private Placement Shares, were placed in a U.S.-based trust account at JP Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, the proceeds from the IPO will not be released from the trust account until the earliest to occur of: (i) the completion of the Company’s initial business combination, (ii) the redemption of the Company’s public shares if the Company has not completed its initial business combination within 24 months from the closing of the IPO, subject to applicable law, and (iii) the redemption of the Company’s public shares properly tendered in connection with a stockholder vote to amend the Company’s Amended Charter to modify the substance or timing of its obligation to redeem 100% of its public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO or with respect to any other material provisions relating to stockholders’ rights or pre-initial business combination activity.

On February 16, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated February 16, 2021, by and between the Company and Jefferies LLC.
3.1	Amended and Restated Certificate of Incorporation.
10.1	Investment Management Trust Agreement, dated February 16, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.2	Registration Rights Agreement, dated February 16, 2021, by and among the Company, FS Development Holdings II, LLC and the other holders party thereto.
10.3	Private Placement Class A Common Stock Purchase Agreement, dated February 16, 2021, by and between the Company and FS Development Holdings II, LLC.
10.4	Letter Agreement, dated February 16, 2021, by and among the Company, its officers, its directors and FS Development Holdings II, LLC.
10.5	Administrative Services Agreement, dated February 16, 2021, by and between the Company and FS Development Holdings II, LLC.
99.1	Press Release, dated February 16, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Development Corp. II

Date: February 19, 2021	By:	/s/ Dennis Ryan
	Name:	Dennis Ryan
	Title:	Chief Financial Officer

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